EXHIBIT 99.1

CASE NAME: CHESAPEAKE CORPORATION	ACCRUAL BASIS
CASE NUMBERs: 08-36642, 08-36643, 08-36644, 08-36645, 08-36646, 08-36647, 08-36648, 08-36649, 08-36650, 08-36651, 08-36652, 08-36653, 08-36654, 08-36655, 08-36656, 08-36657, 08-36658, 08-36659, 08-36660

JUDGE: DOUGLAS O. TICE JR.

UNITED STATES BANKRUPTCY COURT

EASTERN DISTRICT OF VIRGINIA

RICHMOND DIVISION

MONTHLY OPERATING REPORT

MONTH ENDING: MARCH 2, 2009 TO MARCH 29, 2009

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I
DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING
MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7A) AND
THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE
DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER
(OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH
PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/S/ JOEL K. MOSTROM	EXECUTIVE VICE PRESIDENT & CHIEF FINANCIAL OFFICER
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY	TITLE

JOEL K. MOSTROM	April 30, 2009
PRINTED NAME OF RESPONSIBLE PARTY	DATE

PREPARER:

/S/ KATHRYN L. TYLER	ASSISTANT CONTROLLER
ORIGINAL SIGNATURE OF PREPARER	TITLE

KATHRYN L. TYLER	April 30, 2009
PRINTED NAME OF PREPARER	DATE

CASE NAME: CHESAPEAKE CORPORATION	ACCRUAL BASIS-1

CASE NUMBERs: 08-36642, 08-36643, 08-36644, 08-36645, 08-36646, 08-36647, 08-36648, 08-36649, 08-36650, 08-36651, 08-36652, 08-36653, 08-36654, 08-36655, 08-36656, 08-36657, 08-36658, 08-36659, 08-36660

BALANCE SHEET

	12/29/2008	2/1/2009	3/1/2009	3/29/2009

ASSETS
CURRENT ASSETS
Cash and cash equivalents	$ 1,469,115	$ 2,158,981	$ 947,670	$ 1,140,352
Accounts receivable [1]	6,980,430	7,770,578	7,857,279	8,459,192
Inventories	3,838,065	3,664,000	3,660,000	3,685,000
Prepaid expenses and other current assets	828,719	669,773	1,624,976	1,425,984
Income taxes receivable	2,634,783	2,634,783	2,634,783	2,634,783
TOTAL CURRENT ASSETS	15,751,112	16,898,115	16,724,708	17,345,310

Gross property, plant and equipment:	30,875,645	30,875,761	31,368,761	31,368,761
Less accumulated depreciation	(18,281,155)	(18,505,161)	(18,730,176)	(18,962,413)
Net property, plant and equipment	12,594,490	12,370,600	12,638,586	12,406,349

Investment	609,958,833	609,452,228	609,452,228	608,877,754
Net Intercompany receivable[2]	380,411,592	364,771,130	362,018,963	368,163,677
Other assets	48,850,022	45,911,887	43,305,421	42,914,089
TOTAL ASSETS	1,067,566,056	1,049,403,960	1,044,139,906	1,049,707,178

CURRENT LIABILITIES
Accounts payable	-	1,041,104	239,496	1,168,385
Accrued expenses	-	2,264,062	3,886,832	4,275,638
TOTAL CURRENT LIABILITIES	-	3,305,166	4,126,328	5,444,023

LIABILITIES NOT SUBJECT TO COMPROMISE	-	3,305,166	4,126,328	5,444,023

LIABILITIES SUBJECT TO COMPROMISE	610,078,052	596,985,915	598,863,077	599,519,013

STOCKHOLDERS' EQUITY
Common stock	20,639,605	20,485,638	20,318,975	20,318,975
Additional paid-in capital	370,720,184	370,973,216	371,119,572	371,433,488
Accumulated other comprehensive income (loss)	(107,066,962)	(105,822,347)	(107,408,674)	(107,252,262)
Retained earnings	173,195,177	163,476,372	157,120,627	160,243,942
TOTAL STOCKHOLDERS' EQUITY	457,488,004	449,112,878	441,150,500	444,744,142

TOTAL LIABILITIES AND STOCKHOLDERS EQUITY	$ 1,067,566,056	$ 1,049,403,960	$ 1,044,139,906	$ 1,049,707,178

1. Accounts receivable include $3,461,235, $3,338,463 and $3,291,694 non trade receivables, deposits, advances and other miscellaneous receivables for January, February and March respectively
2. Movement in intercompany receivable balance due to changes in foreign currency exchange rates and ordinary course intercompany transactions with non-debtor related entities, primarily Chesapeake PLC, UK Holdings Limited and Chesapeake Asia Pacific Ltd.

CASE NAME: CHESAPEAKE CORPORATION	ACCRUAL BASIS-2

CASE NUMBERs: 08-36642, 08-36643, 08-36644, 08-36645, 08-36646, 08-36647, 08-36648, 08-36649, 08-36650, 08-36651, 08-36652, 08-36653, 08-36654, 08-36655, 08-36656, 08-36657, 08-36658, 08-36659, 08-36660

INCOME STATEMENT
	2/1/2009	3/1/2009	3/29/2009

Net sales	$ 4,196,944	$ 3,707,000	$ 4,267,000
Cost of products sold	4,066,668	3,432,000	3,921,000
Selling, general and administrative expenses	1,998,580	1,953,517	2,204,262
Other income (loss), net	(43,931)	186,862	(98,099)
Operating loss	(1,912,235)	(1,491,655)	(1,956,361)

Reorganization costs and other financing costs	3,767,001	1,101,363	1,706,766
Interest expense, net	6,291,587	5,557,027	3,249,769

Loss from continuing operations	(11,970,822)	(8,150,046)	(6,912,897)

Intercompany income, net	(2,395,372)	(1,939,622)	(3,157,543)

Loss from continuing operations before taxes	(9,575,450)	(6,210,424)	(3,755,354)

Tax expense	7,880	9,014	8,861

Loss before discontinued operations	(9,583,330)	(6,219,438)	(3,764,215)

Loss (Income) from discontinued operations, net of tax	136,752	136,752	(6,887,529)

Net loss	$ (9,720,082)	$ (6,356,190)	$ 3,123,314

CASE NAME: CHESAPEAKE CORPORATION	ACCRUAL BASIS-3

CASE NUMBERs: 08-36642, 08-36643, 08-36644, 08-36645, 08-36646, 08-36647, 08-36648, 08-36649, 08-36650, 08-36651, 08-36652, 08-36653, 08-36654, 08-36655, 08-36656, 08-36657, 08-36658, 08-36659, 08-36660

CASH RECEIPTS AND DISBURSEMENTS
	YTD[1]
	2/1/2009	3/1/2009	3/29/2009

Operating activities:
Net loss	$ (9,917,347)	$ (16,273,537)	$ (13,150,223)
Depreciation and amortization	369,015	729,029	1,096,266

Changes in operating assets and liabilities, net of acquisitions and dispositions:
Accounts receivable, net	(414,551)	(501,253)	(1,103,165)
Inventories	135,000	139,000	114,000
Other assets	168,409	(786,794)	(587,802)
Accounts payable and accrued expenses	(6,132,368)	(1,310,385)	2,480,427
Income taxes payable	-	-	-
Other	3,174,529	5,692,364	(995,003)

Net cash provided by operating activities	(12,617,313)	(12,311,575)	(12,145,499)

Investing activities:
Purchases of property, plant and equipment	-	-	(493,000)
Divestitures	-	-	-
Proceeds from sales of property, plant and equipment	-	-	-
Other	-	-	-
Net cash used in investing activities	-	-	(493,000)

Financing activities:
Net borrowings on credit lines	-	-	-
Payments on long-term debt	-	-	-
Proceeds from long-term debt	-	-	-
Intercompany	5,452,984	3,935,933	4,455,539
Other	-	-	-
Net cash provided by (used in) financing activities	5,452,984	3,935,933	4,455,539

Effect of foreign exchange rate changes on cash and cash equivalents	-	-	-

Increase (decrease) in cash and cash equivalents	(7,164,330)	(8,375,642)	(8,182,960)

Cash and cash equivalents at beginning of month	9,323,312	9,323,312	9,323,312

Cash and cash equivalents at end of month	$ 2,158,981	$ 947,670	$ 1,140,352

1. Cashflow statement based on Company's fiscal period from 12/28/08 through 3/29/09, which includes net loss of $197,265 and net cash outflows of approximately $8 million from Dec 29, 2008, which were pre-petition.

CASE NAME: CHESAPEAKE CORPORATION	ACCRUAL BASIS-4

CASE NUMBERs: 08-36642, 08-36643, 08-36644, 08-36645, 08-36646, 08-36647, 08-36648, 08-36649, 08-36650, 08-36651, 08-36652, 08-36653, 08-36654, 08-36655, 08-36656, 08-36657, 08-36658, 08-36659, 08-36660

		SCHEDULE	MONTH	MONTH	MONTH
ACCOUNTS RECEIVABLE AGING[1]		AMOUNT	JANUARY 2009	FEBRUARY 2009	MARCH 2009
1.	0-30		$ 3,368,106	$ 3,387,728	$ 4,728,441
2.	31-60		643,867	1,103,581	433,694
3.	61-90		185,241	27,507	(32,144)
4.	91+		112,128		37,507
5.	TOTAL ACCOUNTS RECEIVABLE		$ 4,309,343	$ 4,518,816	$ 5,167,498
6.	AMOUNT CONSIDERED UNCOLLECTIBLE		-	-	-
7.	ACCOUNTS RECEIVABLE (NET)		$ 4,309,343	$ 4,518,816	$ 5,167,498
1. Does not include deposits/advances which are included in the balance sheet and miscellaneous receivables not recorded under the AR sub ledger.

AGING OF POSTPETITION TAXES AND PAYABLES	MONTH:	3/2/09-3/29/2009

		0-30	31-60	61-90	91+
TAXES PAYABLE		DAYS	DAYS	DAYS	DAYS¹	TOTAL
1.	FEDERAL	$ -	$ -	$ -	$ -	$ -
2.	STATE	-	-	-	-	-
3.	LOCAL	-	-	-	-	-
4.	OTHER (ATTACH LIST)	-	-	-	-	-
5.	TOTAL TAXES PAYABLE	$ -	$ -	$ -	$ -	$ -

6.	ACCOUNTS PAYABLE	$ 1,182,857	$ (15,587)	$ -	$ 1,115	$ 1,168,385
1. Paid 4/2/09 (Statutory representation-not provided to AP until 3/25/09)

STATUS OF POSTPETITION TAXES			MONTH:	3/2/09-3/29/2009

		BEGINNING	AMOUNT		ENDING
		TAX	WITHHELD AND/	AMOUNT	TAX
FEDERAL		LIABILITY*	0R ACCRUED	PAID	LIABILITY
1.	WITHHOLDING**	$ -	$ 171,781	$ 171,781	$ -
2.	FICA-EMPLOYEE**	-	107,707	107,707	-
3.	FICA-EMPLOYER**	-	107,707	107,707	-
4.	UNEMPLOYMENT	-	2,648	2,648	-
5.	INCOME	-	-	-	-
6.	OTHER (ATTACH LIST)	-	-	-	-
7.	TOTAL FEDERAL TAXES	$ -	$ 389,843	$ 389,843	$ -
STATE AND LOCAL
8.	WITHHOLDING	$ -	$ 83,167	$ 83,167	$ -
9.	SALES	-	-	-	-
10.	EXCISE	-	-	-	-
11.	UNEMPLOYMENT	-	33,313	33,313	-
12.	REAL PROPERTY	-	-	-	-
13.	PERSONAL PROPERTY	-	-	-	-
14.	OTHER (ATTACH LIST)	-	-	-	-
15.	TOTAL STATE & LOCAL	$ -	$ 116,480	$ 116,480	$ -
16.	TOTAL TAXES	$ -	$ 506,323	$ 506,323	$ -

*	The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
**	Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

CASE NAME: CHESAPEAKE CORPORATION	ACCRUAL BASIS-5

CASE NUMBERs: 08-36642, 08-36643, 08-36644, 08-36645, 08-36646, 08-36647, 08-36648, 08-36649, 08-36650, 08-36651, 08-36652, 08-36653, 08-36654, 08-36655, 08-36656, 08-36657, 08-36658, 08-36659, 08-36660

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc.
Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

					MONTH:	3/2/09-3/29/2009
BANK RECONCILIATIONS

A. BANK:		Bank of America	Bank of America	Bank of America	Bank of America	Bank of America
B. ACCOUNT NUMBER:		4426474698	3359003343	3359003335	3359003368	4426474672
C. PURPOSE (TYPE):		Concentration	AP Account	Payroll	AP Account	Deposit
1.	BALANCE PER BANK STATEMENT	$ 160,025	$ 132,633	$ 122,138	$ -	$ -
2.	ADD: TOTAL DEPOSITS NOT CREDITED	894,246	-	-	-	-
3.	SUBTRACT: OUTSTANDING CHECKS	-	(92,132)	(23,709)	-	-
4.	OTHER RECONCILING ITEMS	(12)	55	206,661	-	-
5.	MONTH END BALANCE PER BOOKS	1,054,260	40,556	305,090	-	-
6.	NUMBER OF LAST CHECK WRITTEN	N/A	N/A	N/A	N/A	N/A

BANK RECONCILIATIONS

A. BANK:		Bank of America	Bank of America	Bank of America	Wilmington Trust
B. ACCOUNT NUMBER:		3359003350	4426474630	0049 6189 8991	2881-0598	TOTAL
C. PURPOSE (TYPE):		AP Account	Deposit	Deposit/Wdrwl	Deposit/Wdrwl
1.	BALANCE PER BANK STATEMENT	$ 308,283	$ -	$ 3,921	$ 20,824	$ 747,824
2.	ADD: TOTAL DEPOSITS NOT CREDITED	-	-	-	-	894,246
3.	SUBTRACT: OUTSTANDING CHECKS	(594,181)	-	(1,987)	(4,812)	(716,821)
4.	OTHER RECONCILING ITEMS	(992)	-	-	-	205,713
5.	MONTH END BALANCE PER BOOKS	(286,890)	-	1,934	16,011	1,130,962
6.	NUMBER OF LAST CHECK WRITTEN	N/A	N/A	N/A		N/A

INVESTMENT ACCOUNTS

		DATE OF	TYPE OF	PURCHASE	CURRENT
BANK, ACCOUNT NAME & NUMBER		PURCHASE	INSTRUMENT	PRICE	VALUE
7.
8.
9.
10.
11.	TOTAL INVESTMENTS				-

CASH

12.	CURRENCY ON HAND	$ 9,390

13.	TOTAL CASH - END OF MONTH	$ 1,140,352

CASE NAME: CHESAPEAKE CORPORATION	ACCRUAL BASIS-6

CASE NUMBERs: 08-36642, 08-36643, 08-36644, 08-36645, 08-36646, 08-36647, 08-36648, 08-36649, 08-36650, 08-36651, 08-36652, 08-36653, 08-36654, 08-36655, 08-36656, 08-36657, 08-36658, 08-36659, 08-36660
MONTH: 3/2/09-3/29/09

PAYMENTS TO INSIDERS AND PROFESSIONALS

OF  THE  TOTAL  DISBURSEMENTS  SHOWN  FOR  THE  MONTH,  LIST  THE  AMOUNT  PAID
TO  INSIDERS  (AS  DEFINED  IN  SECTION  101 (31)  (A)-(F)  OF  THE  U.S.  BANKRUPTCY  CODE)
AND  TO  PROFESSIONALS.  ALSO,  FOR  PAYMENTS  TO  INSIDERS, IDENTIFY  THE  TYPE  OF
COMPENSATION  PAID  (e.g.  SALARY,  BONUS,  COMMISSIONS,  INSURANCE,  HOUSING  ALLOWANCE,
TRAVEL,  CAR ALLOWANCE,  ETC.).  ATTACH  ADDITIONAL  SHEETS  IF  NECESSARY.

INSIDERS
		TYPE OF	AMOUNT	TOTAL PAID
	NAME	PAYMENT	PAID	TO DATE
1.		See Appendix A
2.
3.
4.
5.
6.	TOTAL PAYMENTS
	TO INSIDERS		$ -	$ -

PROFESSIONALS
		DATE OF COURT				TOTAL
		ORDER AUTHORIZING	AMOUNT	AMOUNT	TOTAL PAID	INCURRED
	NAME	PAYMENT	APPROVED	PAID	TO DATE	& UNPAID *
1.	Alvarez & Marsal		$ 279,364	$ 279,364	$ 279,364	$ 319,432
2.	FTI Consulting		61,845	61,845	61,845	200,030
3.	Goldman Sachs		-	-	-	553,334
4.	Gordian Group LLC		-	-	-	203,099
5.	Greenberg Traurig, LLP		-	-	-	644,952
6.	Hammonds		44,502	44,502	44,502	54,787
7.	Hunton & Williams		751,574	751,574	751,574	569,281
8.	Ivins, Phillips, & Barker		-	-	15,934	18,538
9.	Kekst & Company		1,550	1,550	6,813	-
10.	Kurtzman Carson Consultants		131,522	131,522	164,190	76,938
11.	Lowenstein & Sandler PC		-	-	-	23,429
12.	Tavenner & Beran		-	-	-	2,964
13.	Quarles & Brady		-	-	-	785,375
	TOTAL PAYMENTS
	TO PROFESSIONALS		$ 1,270,356	$ 1,270,356	$ 1,324,221	$ 3,452,159

* INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED. INCURRED FEES ARE MANAGEMENT ESTIMATES.

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS

			SCHEDULED	AMOUNTS	TOTAL
			MONTHLY	PAID	UNPAID
			PAYMENTS	DURING	POST-
NAME OF CREDITOR			DUE	MONTH	PETITION
1.	Raleigh Portfolio LLC		$ 49,348	$ 49,348	$ -
2.	Arrow Lock MFG CO Inc.		45,567	45,567	-
3.	Scharwz & Scharwz LLC		4,500	4,500	-
4.	Lanier Parking Solutions		3,776	3,776	-
5.	CSC Leasing		8,317	8,317	-
6.	Net Telcos		16,578	16,578	-
7.	Ikon Leasing		7,247	7,247	-
	TOTAL		$ 135,332	$ 135,332	$ -

CASE NAME: CHESAPEAKE CORPORATION	APPENDIX A

CASE NUMBERs: 08-36642, 08-36643, 08-36644, 08-36645, 08-36646, 08-36647, 08-36648, 08-36649, 08-36650, 08-36651, 08-36652, 08-36653, 08-36654, 08-36655, 08-36656, 08-36657, 08-36658, 08-36659, 08-36660

PAYMENTS TO INSIDERS AND PROFESSIONALS

MONTH:	3/2/09-3/29/2009

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID
TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE)
AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF
COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE,
TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSIDERS
		TYPE OF	Jan Amount	Feb Amount	March Amount	TOTAL PAID
	NAME	PAYMENT	Paid[1]	Paid	Paid	TO DATE
1.	Alvarez & Marsal	Professional	$ -	$ -	$ 279,364	279,364
2.	Buchan, Brian J	BOD Fees	1,260	-	3,780	5,040
3.	Causey Jr, John Paul	Payroll	36,500	24,333	24,333	85,167
4.	Causey Jr, John Paul	Expense Reimb	-	267	1,719	1,985
5.	Decaluwe, Rafael C	BOD Fees	4,520	7,322	3,480	15,322
6.	Fell, Sir David	BOD Fees	9,968	5,626	1,104	16,698
7.	Formacek, Candace C.	Payroll	23,125	15,417	15,417	53,958
8.	Formacek, Candace C.	Expense Reimb	-	521	-	521
9.	Fowden, Jerry	BOD Fees	1,260	-	-	1,260
10.	FTI Consulting	Professional	-	-	61,845	61,845
11.	Hammonds LLP	Professional	-	-	44,502	44,502
12.	Hellyar, Mary Jane	BOD Fees	1,800	2,744	35	4,579
13.	Henderson, Thomas	Expense Reimb	1,151	1,766	4,087	7,005
14.	Henderson, Thomas M	Payroll	25,000	16,667	16,667	58,333
15.	Henfling, Robin	Payroll	33,086	20,433	20,433	73,953
16.	Henfling, Robin	Expense Reimb	-	1,895	4,758	6,654
17.	Hockett, Vincent W.	Payroll	33,125	22,083	22,083	77,292
18.	Hockett, Vincent W.	Expense Reimb	-	50	2,405	2,455
19.	Hunton & Williams LLP	Professional	-	-	751,574	751,574
20.	Ivins, Phillips & Baker	Professional	-	15,934	-	15,934
21.	Kekst & Company	Professional	5,263	-	1,550	6,813
22.	Kohut, Andrew J	Payroll	71,250	44,958	48,285	164,493
23.	Kohut, Andrew J	Expense Reimb	290	-	743	1,034
24.	Kurtzman Carson Consultants	Professional	-	32,668	131,522	164,190
25.	McKeough, John	Expense Reimb	5,961	3,982	2,391	12,334
26.	Mckeough, John P.	Payroll	22,548	14,583	14,583	51,715
27.	Mostrom, Joel K.	Payroll	42,500	29,078	28,333	99,911
28.	Mostrom, Joel K.	Expense Reimb	-	1,120	461	1,582
29.	Naftzger, Christopher	Payroll	22,625	15,083	15,083	52,792
30.	Naftzger, Christopher	Expense Reimb	-	1,571	-	1,571
31.	Petit, Henri	BOD Fees	1,260	-	-	1,260
32.	Rosenblum, DR. John W.	BOD Fees	5,400	7,200	-	12,600
33.	Swade, Terry A.	Payroll	12,875	8,583	8,583	30,042
34.	Swade, Terry A.	Expense Reimb	-	-	490
35.	Thelander, Beverly L.	BOD Fees	5,400	7,200	2,256	14,856
36.	Turley, Troy	Expense Reimb	1,020	1,803	3,272	6,096
37.	Turley, Troy L.	Payroll	22,953	12,533	12,533	48,020
38.	Winter, David A	Payroll	18,887	12,592	12,592	44,071
39.	Winter, David A	Expense Reimb	117	-	64	181
	TOTAL PAYMENTS
	TO INSIDERS		$ 409,146	$ 328,013	$ 1,540,330	$ 2,276,998

1. Includes 12/31/08, 1/15/09 and 1/31/09 payrolls.

CASE NAME: CHESAPEAKE CORPORATION	ACCRUAL BASIS-7

CASE NUMBERs: 08-36642, 08-36643, 08-36644, 08-36645, 08-36646, 08-36647, 08-36648, 08-36649, 08-36650, 08-36651, 08-36652, 08-36653, 08-36654, 08-36655, 08-36656, 08-36657, 08-36658, 08-36659, 08-36660
MONTH: 3/2/09-3/29/09

QUESTIONNAIRE

		YES	NO
1.	HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE		X
THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?
2.	HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT		X
OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?
3.	ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR	X
LOANS) DUE FROM RELATED PARTIES?
4.	HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES	X
THIS REPORTING PERIOD?
5.	HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE	X
DEBTOR FROM ANY PARTY?
6.	ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?		X
7.	ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES		X
PAST DUE?
8.	ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?		X
9.	ARE ANY OTHER POSTPETITION TAXES PAST DUE?		X
10.	ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS		X
DELINQUENT?
11.	HAVE ANY PREPETITION TAXES BEEN PAID DURING THE		X
REPORTING PERIOD?
12.	ARE ANY WAGE PAYMENTS PAST DUE?		X

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED
EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

3. Ordinary course intercompany transactions have given rise to postpetition receivables.
4. Payments on prepetition liabilities have been made pursuant to motions granted by the Bankruptcy Court.
5. Debtor entities have received intercompany receivable payments from non-debtor related entities.

CASE NAME: CHESAPEAKE CORPORATION	ACCRUAL BASIS-7a

CASE NUMBERs: 08-36642, 08-36643, 08-36644, 08-36645, 08-36646, 08-36647, 08-36648, 08-36649, 08-36650, 08-36651, 08-36652, 08-36653, 08-36654, 08-36655, 08-36656, 08-36657, 08-36658, 08-36659, 08-36660
MONTH: 3/2/09-3/29/09

INSURANCE
	YES	NO
1. ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER NECESSARY INSURANCE COVERAGES IN EFFECT?	X
2. ARE ALL PREMIUM PAYMENTS PAID CURRENT?	X
3. PLEASE ITEMIZE POLICIES BELOW.

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN
CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION
BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

For Period March 2, 2009 to March 29, 2009

INSURANCE SCHEDULE

Type	Carrier/Agent	Period Covered	Payment Amount	Frequency
Material Damage/ Business Interruption	Endurance Worldwide Insurance Ltd. and Others	9/30/08 - 9/29/09	£806,302	Paid at Inception
Public / Products Liability (Incl Product Recall)	XL Insurance Company	9/30/08 - 9/29/09	£679,637	Paid at Inception
Excess Public / Products Liability (Incl Product Recall)	AIG Europe (UK) Limited	9/30/08 - 9/29/09	£79,884	Paid at Inception
2nd Excess Public / Products Liability (Incl Product Recall)	XL Insurance Company Limited	9/30/08 - 9/29/09	£53,258	Paid at Inception
Group Personal Accident / Travel	Chubb Insurance Company of Europe S.A.	9/30/08 - 9/29/09	£39,107	Paid at Inception
Machinery Movement / Marine Transit	Northern Marine Underwriters Limited acting on behalf of the Watkins Syndicate at Lloyd's (NMU)	10/1/2008-9/30/2009	£1,750	Paid at Inception
Primary Directors & Officers Liability Insurance	National Union Fire Insurance Company of Pittsburgh (AIG)	1/1/09 - 1/1/10	$800,000	Paid at Inception
Excess Directors and Officers Liability	Ace American Insurance Company	1/1/09 - 1/1/10	$300,000	Paid at Inception
Directors and Officers Liability Excess DIC Policy	Ace American Insurance Company	1/1/09 - 1/1/10	$200,000	Paid at Inception
Fiduciary Liability	Federal Insurance Company	1/1/09 - 1/1/10	$53,000	Paid at Inception
Excess Fiduciary Liability	National Union Fire Insurance Company of Pittsburgh (AIG)	1/1/09 - 1/1/10	$43,569	Paid at Inception
U.S. Property/Business Interruption Policy (FIR300041)	Generali	10/1/08-10/1/09	£28,494	Paid at Inception
Outside Directorship Liability Insurance	Federal Insurance Company	1/1/09 - 1/1/10	$3,500	Paid at Inception
Crime Insurance	Zurich American Insurance Company	1/1/09 - 1/1/10	$84,262	Paid at Inception
Employed Lawyers Liability	American International Specialty Lines Insurance Company	5/17/08 - 5/17/09	$27,025	Paid at Inception
New York Statutory Disability Insurance	Hartford Life Insurance Co.	10/1/2008 - 9/30/2009	$45	Paid at Inception
New York Statutory Disability Insurance	Hartford Fire Insurance Company	10/1/2008 - 9/30/2009	$26,379	Paid at Inception
US Workers Compensation	Hartford Fire Insurance Co.	9/30/08 - 9/30/09	$305,112	Paid at Inception
US Auto Insurance	Hartford Fire Insurance Co.	9/30/08 - 9/30/09	$9,565	Paid at Inception
US Terrorism	XL Insurance Company Limited	9/30/08 - 9/30/09	$564	Paid at Inception
Supplemental Travel / Accident Policy	Life Insurance Company of North America	1/1/09 - 1/1/10	$1,426	Paid at Inception
Kidnap & Ransom	Federal Insurance Company	1/1/07 - 1/1/10	$25,000	Paid at Inception
Natural Resources Liability and Clean-Up	American International Specialty Lines Insurance Company	12/31/00 - 12/31/20	$6,500,000	Paid at Inception